UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2012

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-160093	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 4, 2012, Independence Realty Trust, Inc. (the “Company”) issued and sold 125 shares of its newly designated 12.5% Series A Cumulative Non-Voting Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), for a purchase price of $1,000 per share, or $125,000 in the aggregate, to 125 accredited investors who are not affiliated with the Company (the “Preferred Stock Offering”). The Company intends to qualify and elect to be taxed as a real estate investment trust (“REIT”) beginning with the taxable year ending December 31, 2011. One requirement the Company must meet to qualify as a REIT is that 100 or more persons must own the Company’s outstanding shares of capital stock during at least 335 days of a taxable year of 12 months, other than the Company’s first REIT taxable year. The Company expects that the Preferred Stock Offering will ensure that the Company can meet this requirement.

In connection with the Preferred Stock Offering, the Company, as general partner of Independence Realty Operating Partnership, LP (the “Operating Partnership”), entered into the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended and Restated Operating Partnership Agreement”) in order to create a series of 125 preferred units of the Operating Partnership designated as 12.5% Series A Preferred Units (the “Series A Preferred Units”). Pursuant to the Amended and Restated Operating Partnership Agreement, the Series A Preferred Units rank senior to all other equity securities issued by the Operating Partnership and have preferential rights with respect to distributions, liquidation and redemption. Promptly after the closing of the Preferred Stock Offering, the Company contributed the proceeds from the Preferred Stock Offering to the Operating Partnership in exchange for 125 Series A Preferred Units.

The Company, as the holder of all of the Series A Preferred Units, is entitled to receive cumulative preferential cash distributions per unit at a rate of 12.5% per annum, plus accumulated and unpaid distributions thereon. The Operating Partnership may redeem the Series A Preferred Units at its option at any time for a redemption price per unit (the “Redemption Price”) equal to the sum of (i) $1,000, (ii) all accrued and unpaid distributions thereon and (iii) if the date of the redemption is on or before December 31, 2013, a redemption premium of $100 (the “Redemption Premium”). In addition, the holder of the Series A Preferred Units has a liquidation preference equal to the Redemption Price per unit and has no voting rights with respect to any matter except with respect to (i) the authorization or issuance of any equity security senior to or on parity with the Series A Preferred Units, (ii) any reclassification of the Series A Preferred Units and (iii) any amendment to the Amended and Restated Operating Partnership Agreement that would materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Units or increase the authorized Series A Preferred Units to a number greater than 125. The Series A Preferred Units may be issued only to the Company as general partner of the Operating Partnership.

This summary of the Amended and Restated Operating Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 4.1 to this Current Report.

Item 3.02	Unregistered Sales of Equity Securities.

The information reported in Items 1.01 and 8.01 of this Current Report is incorporated herein by reference.

The Company completed the Preferred Stock Offering on January 4, 2012. Customary advisory, set-up and administrative fees and commissions, including approximately $6,250 of brokerage or placement fees, were paid in connection with the Preferred Stock Offering. The Preferred Stock Offering was not

registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from such registration requirements provided by Section 4(2) of the Securities Act for transactions not involving any public offering and Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The shares of the Series A Preferred Stock were sold to 125 purchasers, all of whom were accredited investors, as that term is defined in Rule 501 of Regulation D. The shares of the Series A Preferred Stock were sold without general advertising or solicitation, and each purchaser of such shares acknowledged that it was purchasing securities that have not been registered under the Securities Act and which are subject to certain restrictions on resale. Pursuant to the Articles Supplementary, which fixes the preferences, limitations and relative rights of the Series A Preferred Stock, a copy of which is attached hereto as Exhibit 3.1, holders of the Series A Preferred Shares have substantially the same preferential rights with respect to the Company as the holder of the Series A Preferred Units has with respect to the Operating Partnership.

Item 3.03	Material Modification to Rights of Security Holders.

The information reported in Items 1.01, 3.02 and 8.01 of this Current Report is incorporated herein by reference.

Item 8.01	Other Events.

The information reported in Items 1.01 and 3.02 of this Current Report is incorporated herein by reference.

On January 3, 2012, in connection with the Preferred Stock Offering, the Company filed Articles Supplementary to the Third Articles of Amendment and Restatement of the Company with the State Department of Assessments and Taxation of Maryland to fix the preferences, limitations and relative rights of the Series A Preferred Stock. A copy of the Articles Supplementary is attached to this Current Report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits:

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

January 5, 2012	By:	/S/ JACK E. SALMON
Jack E. Salmon
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Articles Supplementary for 12.5% Series A Cumulative Non-Voting Preferred Stock, dated as of January 3, 2012.

4.1	Third Amended and Restated Agreement of Limited Partnership of Independence Realty Operating Partnership, LP, dated as of January 4, 2012.